SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                   May 5, 2005


                            NUWAVE TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                      0-28606                   22-3387630
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


          101 Hudson Street, Suite 3701, Jersey City, New Jersey 07302
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (201) 309-1880


                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01 Entry into a Material Definitive Agreement.

      On May 5, 2005, NuWave Technologies, Inc. (the "Company") issued a $250,000 debenture (the "Debenture") to Cornell Capital Partners, LP ("Cornell"). Any part of the principal amount of the Debenture, plus accrued interest, is convertible at Cornell's option any time up to maturity into shares of the Company's common stock at a fixed price per share equal to $0.10 (the "Conversion Price"). The Debenture has a 210-day term, has piggy-back registration rights and accrues interest at 12% per year.

Item 3.02 Unregistered Sales of Equity Securities.

      See Item 1.01 above.

Item 9.01. Financial Statements and Exhibits.

      (a)   Not applicable

      (b)   Not applicable

      (c)   Exhibit No. Description

Exhibit           Description                                  Location
--------------------------------------------------------------------------------
Exhibit 99.1      $250,000 Convertible Debenture issued to     Provided herewith
                  Cornell Capital Partners, LP and dated
                  as of May 5, 2005


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2005                               NUWAVE TECHNOLOGIES, INC.


                                                 By:    /s/ George D. Kanakis
                                                        ------------------------
                                                 Name:  George D. Kanakis
                                                 Title: Chief Executive Officer,
                                                        Chief Financial Officer,
                                                        President and Director


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